Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE	Media contact:
June 12, 2014	Bob Varettoni
908-559-6388
robert.a.varettoni@verizon.com

Verizon Announces Early Tender Results of Exchange Offer

NEW YORK — Verizon Communications Inc. (“Verizon”) (NYSE, NASDAQ: VZ; LSE: VZC) today announced the early tender results of its previously announced private offer to exchange (the “Exchange Offer”) up to all of Cellco Partnership’s and Verizon Wireless Capital LLC’s £600,000,000 outstanding aggregate principal amount of 8.875% Notes due December 18, 2018 (the “Existing Notes”) for Verizon’s new sterling-denominated 4.073% notes due 2024 (the “New Notes”) and an amount of cash.

Based on information provided by Lucid Issuer Services Limited, the exchange agent and information agent for the Exchange Offer, the aggregate principal amount of Existing Notes validly tendered for exchange and not validly withdrawn at or prior to the early participation date for the Exchange Offer (11:59 p.m. (New York time) on June 11, 2014) was £540,551,000.00, which will satisfy the minimum issue condition of the Exchange Offer. The accounting treatment condition of the Exchange Offer also has been satisfied. All of such tendered Existing Notes have been accepted for exchange.

The early settlement date is expected to be June 18, 2014, and will apply to all Existing Notes validly tendered, and not validly withdrawn, as of the early participation date, and accepted for exchange pursuant to the terms and conditions of the Exchange Offer. Verizon expects that it will issue £678,369,000.00 aggregate principal amount of New Notes, and will make a cash payment in the aggregate amount of £21,747,249.69, in satisfaction of the total exchange price on such tendered Existing Notes (not including accrued and unpaid interest on the Existing Notes, which will be payable by Verizon in addition to the total exchange price).

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In accordance with the terms of the Exchange Offer, tendered Existing Notes may no longer be withdrawn, except in certain limited circumstances where additional withdrawal rights are required by law. The Exchange Offer will expire at the expiration date (11:59 p.m. (New York time) on June 25, 2014), unless extended by Verizon. The final settlement date is expected to be June 27, 2014, and will apply to all Existing Notes validly tendered after the early participation date, but at or prior to the expiration date, and accepted for exchange pursuant to the terms and conditions of the Exchange Offer.

The complete terms of the Exchange Offer are described in the confidential exchange offer memorandum, dated May 29, 2014 (the “Exchange Offer Memorandum”). Verizon reserves the right, subject to applicable law, to extend, terminate or otherwise amend the terms of the Exchange Offer.

The Exchange Offer is being conducted by Verizon upon the terms and subject to the conditions set forth in the Exchange Offer Memorandum. The Exchange Offer is being extended only (1) to holders of Existing Notes that are “Qualified Institutional Buyers” as defined in Rule 144A under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”), in a private transaction in reliance upon the exemption from the registration requirements of the U.S. Securities Act provided by Section 4(a)(2) thereof and (2) outside the United States, to holders of Existing Notes other than “U.S. persons” (as defined in Rule 902 under Regulation S of the U.S. Securities Act) and who are not acquiring New Notes for the account or benefit of a U.S. person, in offshore transactions in compliance with Regulation S under the U.S. Securities Act, and who are “Non-U.S. qualified offerees” (as defined in the Exchange Offer Memorandum) (each of the foregoing, an “Eligible Holder”).

Eligible Holders are advised to check with any bank, securities broker or other intermediary through which they hold Existing Notes as to when such intermediary needs to receive instructions from an Eligible Holder in order for that Eligible Holder to be able to participate in, or (in the circumstances in which revocation is permitted) revoke their instruction to participate in, the Exchange Offer before the deadlines specified herein and in the Exchange Offer Memorandum. The deadlines set by each clearing system for the submission and withdrawal of exchange instructions will also be earlier than the relevant deadlines specified herein and in the Exchange Offer Memorandum.

If and when issued, the New Notes will not be registered under the U.S. Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the U.S. Securities Act and any applicable state securities laws.

This press release is not an offer to sell or a solicitation of an offer to buy any security. The Exchange Offer is being made solely by the Exchange Offer Memorandum and only to such persons and in such jurisdictions as is permitted under applicable law.

This communication has not been approved by an authorized person for the purposes of Section 21 of the Financial Services and Markets Act 2000, as amended (the “FSMA”). Accordingly, this communication is not being directed at persons within the United Kingdom save in circumstances where section 21(1) of the FSMA does not apply.

In particular, this communication is only addressed to and directed at: (A) in any Member State of the European Economic Area that has implemented the Prospectus Directive (as defined below), qualified investors in that Member State within the meaning of the Prospectus Directive and (B) (i)

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persons that are outside the United Kingdom or (ii) persons in the United Kingdom falling within the definition of investment professionals (as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Financial Promotion Order”)) or within Article 43 of the Financial Promotion Order, or to other persons to whom it may otherwise lawfully be communicated by virtue of an exemption to Section 21(1) of the FSMA or otherwise in circumstance where it does not apply (such persons together being “relevant persons”). The New Notes are only available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such New Notes will be engaged in only with, relevant persons. Any person who is not a relevant person should not act or rely on the Exchange Offer Memorandum or any of its contents. For purposes of the foregoing, the “Prospectus Directive” means the Prospectus Directive 2003/71/EC, as amended, including pursuant to Directive 2010/73/EU.

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Cautionary Statement Regarding Forward-Looking Statements

In this communication we have made forward-looking statements. These statements are based on our estimates and assumptions and are subject to risks and uncertainties. Forward-looking statements include the information concerning our possible or assumed future results of operations. Forward-looking statements also include those preceded or followed by the words “anticipates,” “believes,” “estimates,” “hopes” or similar expressions. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The following important factors, along with those discussed in our filings with the Securities and Exchange Commission (the “SEC”), could affect future results and could cause those results to differ materially from those expressed in the forward-looking statements: the ability to realize the expected benefits of our transaction with Vodafone in the timeframe expected or at all; an adverse change in the ratings afforded our debt securities by nationally accredited ratings organizations or adverse conditions in the credit markets affecting the cost, including interest rates, and/or availability of further financing; significantly increased levels of indebtedness as a result of the Vodafone transaction; changes in tax laws or treaties, or in their interpretation; adverse conditions in the U.S. and international economies; material adverse changes in labor matters, including labor negotiations, and any resulting financial and/or operational impact; material changes in technology or technology substitution; disruption of our key suppliers’ provisioning of products or services; changes in the regulatory environment in which we operate, including any increase in restrictions on our ability to operate our networks; breaches of network or information technology security, natural disasters, terrorist attacks or acts of war or significant litigation and any resulting financial impact not covered by insurance; the effects of competition in the markets in which we operate; changes in accounting assumptions that regulatory agencies, including the SEC, may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; significant increases in benefit plan costs or lower investment returns on plan assets; and the inability to implement our business strategies.